EXHIBIT 99.4


                                      UNITED STATES BANKRUPTCY COURT

                                           DISTRICT OF DELAWARE

In re                                            )
                                                 )        Chapter 11
Levitz Furniture                                 )
  Incorporated, et al.,                          )        Case Nos. 97-1842(JJF)
                                                 )
                           Debtors.              )        Jointly Administered

                        ORDER PURSUANT TO BANKRUPTCY CODE
              SECTIONS 105, 363 AND 365 AUTHORIZING THE DEBTORS TO SELL ACCOUNTS AND ASSUME SECOND AMENDED AND RESTATED
               ACCOUNT PURCHASE AND CREDIT CARD PROGRAM AGREEMENT

                  This matter coming before the Court on the Emergency Motion for an Order Pursuant to Sections 105, 363 and 365 of the Bankruptcy Code Authorizing the Debtors to Sell Accounts and Assume Second Amended and Restated Account Purchase and Credit Card Program Agreement (the "Motion") filed by the above-captioned debtors and debtors in possession; due notice of the Motion having been given to the Office of the United States Trustee for the District of Delaware, counsel to the lenders under the debtor in possession credit agreement (the "DIP Credit Agreement"), and each creditor on the List of 20 Largest Creditors filed pursuant to Rule 1007(d), the Court having reviewed the Motion and having heard the statements of counsel in support of the relief requested in the Motion at the hearing before the Court (the "Hearing");

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                  IT IS HEREBY FOUND THAT:

         1. The Court has jurisdiction over this matter pursuant to 28 U.S.C. 157 and 1334, and this is a core proceeding pursuant to 28 U.S.C. 157(b)(2).

         2. Notice of the Motion was sufficient under the circumstances.
         3. The legal and factual bases set forth in the Motion and at the Hearing establish just cause for the relief granted herein.

         4. General Electric Capital Corporation ("GE Capital") and Levitz Furniture Corporation, Levitz Furniture Company of the Midwest, Inc., Levitz Furniture Company of the Pacific, Inc., Levitz Furniture Company of Washington, Inc., Levitz Shopping Service, Inc., and John M. Smyth Company (collectively, the "Debtors") previously entered into that certain Account Purchase Agreement dated as of October 31, 1987, which was amended, restated and renamed as of May 2, 1994 as the Account Purchase and Credit Program Agreement as amended from time to time, pursuant to which the Debtors agreed to sell and GE Capital agreed to purchase certain customer credit accounts of the Debtors, as more particularly described therein.

         5. This credit program (the "Program") provided by GE Capital is critical to the Debtors' operations.

         6. GE Capital has agreed to (a) purchase Accounts and Indebtedness (as hereinafter defined) from the Debtors and (b) provide certain credit-related services to the Debtors, all pursuant to the terms and conditions set forth in and subject to (i) the Second Amended and Restated Account Purchase and Credit Card Program Agreement dated as of September 5, 1997 between GE Capital and the Debtors (the "Program Agreement"), and (ii) the consent letter dated as of September 5, 1997

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between GE Capital and the Debtors (the "Consent Letter"). All accounts covered under the Program Agreement shall be referred to as the "Accounts" and all indebtedness and amounts owing by account debtors with respect to the Accounts shall be referred to as the "Indebtedness."

         7. Except as otherwise provided in the Program Agreement, none of the Debtors have a property interest in (a) the Accounts owned by GE Capital; (b) any Indebtedness owned by GE Capital; and (c) any account or reserve established in connection with the Program Agreement.

         8. Under certain circumstances and pursuant to the Program Agreement the Debtors have granted GE Capital a first priority security interest in the Accounts, the Indebtedness, certain related collateral such as merchandise purchased by the account debtors and certain reserve accounts, all as more fully described in the Program Agreement (the "Collateral"), subject only to perfected, valid, enforceable, unavoidable security interests existing as of the petition date that are not subject to Section 552(a) of the Bankruptcy Code. The Collateral secures all of the obligations of the Debtors under the Program Agreement, which obligations include the payment of certain service fees and the purchasing of some or all of the applicable Accounts under certain circumstances (the "Obligations").

         9. It appears that the terms and conditions of the Program Agreement have been negotiated in good faith and at arm's-length by each of the parties thereto.

         10. The sale of the Accounts and the other transactions conducted pursuant to the Program Agreement shall be deemed to have been conducted in good faith, as that term is used in Section 363(m) of the Bankruptcy Code.

                  IT IS HEREBY ORDERED THAT:

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                  1. The relief requested in the Motion be, and is hereby,
granted.

                  2. The Program Agreement and the Consent Letter, each in the form attached to the Motion as Exhibits A and B, respectively, are approved.

                  3. Each of the Debtors shall be, and is hereby, authorized pursuant to Section 365 of the Bankruptcy Code to assume and perform all of its obligations under the Program Agreement. The Program Agreement is hereby deemed assumed by and binding upon the Debtors pursuant to Section 365 of the Bankruptcy Code.

                  4. Each of the Debtors shall be, and is hereby, authorized pursuant to Section 363 of the Bankruptcy Code to sell the Accounts to GE Capital under the terms and conditions of the Program Agreement.

                  5. The terms and conditions of the Program Agreement are hereby approved and authorized, incorporated as part of this Order, and deemed binding on and enforceable against each of the Debtors, each of the Debtors' estates and any successors or assigns thereof.

                  6. Notwithstanding any other provisions of this Order, neither the proceeds of the Program, nor the Collateral shall be used by representatives of any of the Debtors' estates to investigate, prosecute or otherwise pursue any prepetition or postpetition claims or causes of action against GE Capital or any of their subsidiaries.

                  7. Each of the Debtors on behalf of itself and its estate is hereby deemed to: (i) release and discharge GE Capital, together with its agents, attorneys, employees, heirs, executors, administrators, officers, directors, successors, and assigns from any and all claims and causes of action arising out of, based upon or related to the Program Agreement, the Obligations or Collateral prior to the entry of this Order; and (ii) waive any and all defenses (including, without limitation, offsets

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and counterclaims of any nature or kind) as to the validity, perfection, priority, enforceability, and nonavoidability (under the Bankruptcy Code or otherwise) of the Obligations and the security interests in and liens upon the Collateral. The releases and waivers set forth in this paragraph are deemed effective upon the date of entry of this Order, subject to the parties' rights to object on the terms and conditions set forth in Paragraph 8 hereof.

                  8. The statutory committee of unsecured creditors appointed in the case shall have 60 calendar days from the date such committee is appointed by the Office of the United States Trustee for the District of Delaware within which to file and to serve upon counsel for GE Capital objections or complaints respecting the (i) claims, causes of action and defenses released by the Debtors pursuant to Paragraph 7 hereof, or (ii) validity, extent, priority, avoidability or enforceability of the Obligations or the security interests in and liens upon the Collateral. If no objections or complaints are filed with this Court and served upon counsel of record for GE Capital within the time period set forth above, the provisions of Paragraph 7 hereof shall become final and binding on all such parties.

                  9. As adequate assurance of future performance, each of the Debtors is hereby authorized to grant to GE Capital, and GE Capital is hereby granted, valid, perfected and enforceable security interests in and liens upon the Collateral relating to the Program Agreement.

                  10. GE Capital's security interests in and liens upon the Collateral shall be senior in rank and priority to all other liens and security interests subject only to security interests in or liens upon the Collateral that were valid, perfected, unavoidable, enforceable and in existence on the petition date and not subject to

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Section 552(a) of the Bankruptcy Code. The security interests and liens granted to GE Capital hereunder, shall at all times be senior to the rights of any successor trustee or estate representative in any of the Chapter 11 case or in any subsequent case or proceeding under the Bankruptcy Code.

                  11. Except as otherwise provided in the Program Agreement and subject to paragraph 8 hereof, the Indebtedness or any proceeds thereof, whether incurred before or after the effectiveness of the Program Agreement are and shall be free and clear of any security interest, lien, encumbrance, claim or other interest other than in favor of GE Capital and shall not be subject to recovery, offset or avoidance. Except as otherwise provided in the Program Agreement and subject to paragraph 8 hereof, upon receipt by GE Capital, the amounts paid or to be paid by any of the Debtors as a result of deductions, offset or otherwise under the Program Agreement or any proceeds thereof, whether such amounts are paid or received prior to or after the petition date, are free and clear of any security interest, lien, encumbrances, claim or other interest whether arising prepetition or postpetition and shall not be subject to recovery, offset or avoidance.

                  12. The automatic stay of Section 362 of the Bankruptcy Code is hereby modified solely to the extent necessary to permit GE Capital to perform in accordance with, and exercise its rights and remedies pursuant to, the Program Agreement without further application or motion to, or order from, the Bankruptcy Court, including, without limitation, (a) enforcing rights and remedies with respect to the Accounts, the Indebtedness and the other Collateral upon four business days notice to the Debtors, and (b) deducting amounts due to it from amounts owing to any of the Debtors. The Debtors waive any right to seek relief under the Bankruptcy Code,

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including without limitation, under Bankruptcy Code ss. 105, to the extent any such relief would in any way restrict or impair the rights and remedies of GE Capital set forth in this Order or in the Program Agreement.

                  13. The security interests and liens granted to GE Capital pursuant to this Order and the Program Agreement shall be, and are hereby, perfected by operation of law upon execution of this Order by the Court. GE Capital shall not be required to file or record any financing statements, mortgages or other documents in any jurisdiction or to take any other action in order to validate or perfect the sale of Accounts and the security interests and liens granted hereunder. This Order shall be deemed sufficient and conclusive evidence of the security interests and liens granted hereunder. If GE Capital shall choose to file financing statements or record mortgages or other documents, or otherwise confirm perfection of such security interests and liens, GE Capital is hereby authorized and granted relief from the automatic stay of
Section 362 of the Bankruptcy Code to effect such filings and recordations, and all such financing statements, mortgages, or similar documents shall be deemed to have been filed, recorded or made on the date hereof.

                  14. The Obligations arising under the Program Agreement shall have the priority of an administrative expense under Section 503(b) of the Bankruptcy Code.

                  15. The sale of the Accounts and Indebtedness and payments to purchase Indebtedness on the terms and conditions set forth in the Program Agreement are subject to the protections contained in Section 363(m) of the Bankruptcy Code.

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                  16. The Debtors shall, within three (3) business days of the date hereof, serve by either personal service, overnight delivery service, courier service or facsimile service copies of a notice, the Motion, and a copy of this Order to (i) counsel for any statutory committee, if any, (ii) each creditor on the List of 20 Largest Creditors filed pursuant to Bankruptcy Rule 1007(d), (iii) the Office of the United States Trustee for the District of Delaware, (iv) counsel to the lenders under the DIP Credit Agreement and (v) any other party which has filed a request for special notice with the Court and served such request on the Debtors' counsel. The notice shall state that any party in interest objecting to all or any portion of the relief granted in this Order shall file a written objection with the Court no later than September 30, 1997, which objection shall be served so that it is received on or before 4:00 p.m. (Eastern Standard Time) of such date by the Office of the United States Trustee for the District of Delaware and the following counsel:

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                  Counsel to the Debtors:

                    Skadden, Arps, Slate, Meagher & Flom LLP

                           919 Third Avenue
                           New York, NY  10022
                           Attn:  Sally M. Henry, Esq.
                           Tel:       (212) 735-3000
                           Fax:   (212) 735-2000

                                    and

                    Skadden, Arps, Slate, Meagher & Flom LLP

                           One Rodney Square
                           P.O. Box 636
                           Wilmington, DE  19899-0636
                           Attn:  Gregg M. Galardi, Esq.
                           Tel:       (302) 651-3000
                           Fax:   (302) 651-3001

                  Counsel to GE Capital:

                           Murphy, Weir & Butler
                           A Professional Corporation
                           101 California Street
                           39th Floor
                           San Francisco, CA  94111
                           Attn:  N. Dwight Cary, Esq.
                           Tel:  (415) 398-4700
                           Fax:  (415) 421-7879

                                    and

                           Fried, Frank, Harris, Shriver & Jacobson
                           One New York Plaza
                           New York, NY  10004-1980
                           Attention:  Gerald C. Bender, Esq.
                           David N. Shine, Esq.
                           Tel:  (212) 859-8000
                           Fax:  (212) 859-8583

                  17. If no written objections have been timely filed with the Court, and served upon and received by all parties entitled to notice thereof, this Order shall remain in full force and effect and constitute final authority for the transactions contemplated by the Program Agreement and this Order, and any objection by any

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party in interest to the terms of this Order and the relief requested in the
Motion shall be deemed forever waived.

                  18. If a timely objection is filed, served and received, (a) a written reply thereto shall not be required but may be filed and served so that it is received no later than September 30, 1997 on or before 11:00 a.m. (Eastern Standard Time) and (b) a hearing shall be held on October 7, 1997 at 11:00 a.m. At such hearing, the Court shall consider said objections and reconsider all or any portion of the relief granted herein; PROVIDED, HOWEVER, that regardless of the outcome of any such hearing or the reversal or modification of this order on appeal, (i) any Accounts or Indebtedness purchased by GE Capital after the date hereof and not repurchased by the Debtors, shall constitute the sole and exclusive property of GE Capital and none of the Debtors' estates shall have an interest therein whatsoever, (ii) any obligations already incurred by any of the Debtors to GE Capital arising under the Program

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Agreement after the date hereof shall constitute administrative obligations of such Debtor's estate, and (iii) any actions taken by GE Capital pursuant to the terms of the Program Agreement and this Order shall have had the protections set forth herein.

Dated:            Wilmington, Delaware
                  September 8, 1997

                                            /S/    JOSEPH J. FARNAN, JR.

                                            UNITED STATES DISTRICT JUDGE

PRESENTED BY:

By:_________________________________
         Counsel for Debtors and Debtors
         in Possession

APPROVED AS TO FORM AND CONTENT:

By:________________________________
         Counsel for General Electric
         Capital Corporation

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